UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
July 16, 2010 (July 15, 2010)
RANGE RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-12209	34-1312571

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Throckmorton, Suite 1200
Ft. Worth, Texas	76102

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (817) 870-2601
(Former name or former address, if changed since last report): Not applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure
     On July 15, 2010 Range Resources Corporation issued a press release providing information on second quarter 2010 production volumes and an operational update. A copy of this press release is being furnished as an exhibit to this report on Form 8-K.
     In accordance with General Instruction B. 2 of Form 8-K, the information in this Current Report on Form 8-K under this heading, including Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

ITEM 9.01	Financial Statements and Exhibits
     (c) Exhibits:

99.1	Press Release dated July 15, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION
By:	/s/ Roger S. Manny
Roger S. Manny
Chief Financial Officer

Date: July 16, 2010

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 15, 2010

4